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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        March 13, 2000 (January 18, 2000)
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                        AMERICAN SOIL TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


                                    Nevada
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                 (State or other jurisdiction of incorporation)


         000-22855                                       95-4780218
  ------------------------                     ---------------------------------
  (Commission File Number)                     (IRS Employer Identification No.)


215 N. Marengo Avenue, Suite 110, Pasadena, CA                91101
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(Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (619) 521-8547
                                                          ---------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

     American Soil Technologies, Inc. hereby files this Amendment No. 1 to its Current Report on Form 8-K, filed with the Commission on January 18, 2000, to submit the financial information required to be set forth in Item 7(a), which information is attached as Exhibit 99.1.


ITEM 7 Financial Statements and Exhibits

     (a) The financial statements required to be set forth herein are attached hereto as Exhibit 99.1 and incorporated herein by reference.

     (c) Exhibits

          99.1 Financial Statements of American Soil Technologies, Inc


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   March 13, 2000                 AMERICAN SOIL TECHNOLOGY, INC.



                                        /s/  Neil C. Kitchen
                                        ----------------------------------------
                                        By:  Neil C. Kitchen
                                        Its:   President

                                INDEX TO EXHIBITS

   Exhibit
   Number                          Description
   ------                          -----------

    99.1      Financial Statements of American Soil Technologies, Inc.

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   EXHIBIT TO

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


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                        AMERICAN SOIL TECHNOLOGIES, INC.

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                                 March 13, 2000